Exhibit (a)(5)

                             KEMPER VARIABLE SERIES

                             Redesignation of Series

         The undersigned, being a majority of the Trustees of Kemper Variable Series, a Massachusetts business trust (the "Trust"), acting pursuant to Article III, Section 1 of the Trust's Declaration of Trust dated January 22, 1987, as amended (the "Declaration of Trust"), do hereby amend the Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated September 29, 1999, as filed with the Secretary of The Commonwealth of Massachusetts, as follows:

         1. The Portfolio presently designated as Kemper Global Income Portfolio is hereby redesignated Kemper Strategic Income Portfolio; and

         2. The Portfolio presently designated as Kemper International Growth and Income Portfolio is hereby redesignated Kemper New Europe Portfolio.


         All other terms and conditions of the Amended and Restated Establishment and Designation of Series dated September 29, 1999 shall remain in effect.

         The foregoing Redesignation of Series shall be effective May 1, 2000.



                                          /s/James E. Akins
                                          ---------------------------------
                                          James E. Akins, Trustee


                                          /s/James R. Edgar
                                          ---------------------------------
                                          James R. Edgar, Trustee


                                          /s/Arthur R. Gottschalk
                                          ---------------------------------
                                          Arthur R. Gottschalk, Trustee


                                          /s/Frederick T. Kelsey
                                          ---------------------------------
                                          Frederick T. Kelsey, Trustee


                                          /s/Thomas W. Littauer
                                          ---------------------------------
                                          Thomas W. Littauer, Trustee


                                          /s/Fred B. Renwick
                                          ---------------------------------
                                          Fred B. Renwick, Trustee


                                          /s/John G. Weithers
                                          ---------------------------------
                                          John G. Weithers, Trustee